43rd Annual J.P. Morgan Healthcare Conference January 14, 2025 A Best in Breed Growth Strategy

2 Forward-Looking Statements This presentation contains forward-looking statements, which reflect the current views of Zoetis with respect to: business plans or prospects, future operating or financial performance; future guidance, future operating models, R&D costs; timing and likelihood of success; expectations regarding products, product approvals or products under development and expected timing of product launches; expectations regarding competing products; expectations regarding market size; expectations regarding the timing and financial impact of divestitures; disruptions in our global supply chain; customers and employees; expectations regarding the performance of acquired companies and our ability to integrate new businesses; expectations regarding the financial impact of acquisitions; future use of cash, dividend payments and share repurchases; foreign exchange rates, tax rate and tax regimes, tariffs and any changes thereto; and other future events. These statements are not guarantees of future performance or actions. Forward-looking statements are subject to risks and uncertainties. If one or more of these risks or uncertainties materialize, or if management's underlying assumptions prove to be incorrect, actual results may differ materially from those contemplated by a forward-looking statement. Forward-looking statements speak only as of the date on which they are made. Zoetis expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. A further list and description of risks, uncertainties and other matters can be found in our most recent Annual Report on Form 10-K, including in the sections thereof captioned “Forward- Looking Statements and Factors That May Affect Future Results” and “Item1A. Risk Factors,” in our Quarterly Reports on Form 10-Q and in our Current Reports on Form 8-K. These filings and subsequent filings are available online at www.sec.gov, www.zoetis.com, or on request from Zoetis. 43rd Annual J.P. Morgan Healthcare Conference Non-GAAP Financial Information We use non-GAAP financial measures, such as adjusted net income, organic operational growth, adjusted diluted EPS and operational results (which excludes the impact of foreign exchange) to assess and analyze our results and trends and to make financial and operational decisions. We believe these non-GAAP financial measures are also useful to investors because they provide greater transparency regarding our operating performance. The non-GAAP financial measures included in this presentation should not be considered alternatives to measurements required by GAAP, such as net income, operating income, and revenue growth, and should not be considered measures of liquidity. These non-GAAP financial measures are unlikely to be comparable with non-GAAP information provided by other companies. Reconciliations of non-GAAP financial measures and the most directly comparable GAAP financial measures are available in the appendix to this presentation.

3 Kristin Peck Chief Executive Officer Wetteny Joseph Executive Vice President and Chief Financial Officer 43rd Annual J.P. Morgan Healthcare Conference

4 What You Will Hear Today 43rd Annual J.P. Morgan Healthcare Conference Excellent 2024 performance Capitalizing on trends in a resilient and growing industry Diverse growth drivers Strong pipeline to drive new growth Creating shareholder value Achieved double- digit revenue growth through Q3, benefitting from consistent market expansion across multiple franchises Commercial expertise drives ability to take innovation to market and build sustainable franchises Leveraging a diverse, durable portfolio to sustain a trajectory of above-market growth Disruptive innovation in new therapeutic areas presents significant opportunities to unlock future growth Well-positioned to continue delivering on value proposition through revenue growth, strategic investments, margin expansion and ROIC1 1 ROIC stands for Return On Invested Capital

Excellent 2024 Q3 Year-to-Date Results

Revenue	Adj. Net Income[2]	Adj. Diluted EPS[2]
$6.9B	$2.1B	$4.52
12% operationally YoY[1]	16% operationally YoY[1]	18% operationally YoY[1]

Key Highlights

- Growth fueled by market-leading portfolio, commercial excellence, and customer obsession
- Librela® and Solensia® continue to gain patient share and post high reorder rates, poised for sustained growth
- Simparica® franchise out-pacing the market, gaining share, and growing despite competition
- Key Dermatology represents long-term growth opportunity
- Optimizing capital allocation through successful divestiture of Medicated Feed Addditive portfolio and $1.9B return of capital to shareholders[3]

[1] Operational results (a non-GAAP financial measure) is defined as results excluding the impact of foreign exchange. Reconciliations of non-GAAP financial measures are available in the appendix to this presentation.
[2] Adjusted net income and its components and adjusted diluted earnings per share (non-GAAP financial measures) are defined as reported net income and reported diluted earnings per share, excluding purchase accounting adjustments, acquisition and divestiture-related costs and certain significant items.
[3] Return of capital based on combined YTD share buy-backs and dividend payments.

5

zoetis

6 Unique Benefits of Animal Health Provide Differentiated Value 43rd Annual J.P. Morgan Healthcare Conference Direct access to decision-makers optimizes commercial model Self-pay model reduces impact of patent cliffs Cost-effective R&D drives attractive ROIC Diversity of species and markets provides multiple growth levers

7 Human-Animal Bond Strong Driver of Future Growth 43rd Annual J.P. Morgan Healthcare Conference Younger, wealthier Gen Z and Millennial pet owners Stronger human- animal bond Increase in pet medicalization Pets living longer Utilization of convenient, alternative channels Significant unmet medical needs

Livestock Continues to Benefit From Key Growth Drivers 43rd Annual J.P. Morgan Healthcare Conference8 Global population growth Rising middle class and growing demand for animal protein More investment in sustainable agriculture Short-term headwinds have dissipated

9 0% 2% 4% 6% 8% 10% 12% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Animal Health Steady and Resilient Across Different Market Cycles 43rd Annual J.P. Morgan Healthcare Conference Growing in Global Recession 5% average per year since 2008 Source: Vetnosis for histor ical core animal health market, including Zoetis from 2013 to 2023, excludes diagnostics, genetic tests, b iodevices and precision animal health. 1 Operational growth (a non-GAAP financia l measure) excludes the impact of foreign exchange. O p e ra ti o n a l G ro w th % 1

Animal Health Poised for Continued Strong, Sustainable Growth

Key market drivers in the next 5-10 years:

- Deepening human-animal bond
- Increasing medicalization and lifespan
- Aging of pandemic-era pets
- Expanding global population and animal protein demand
- Innovating to treat chronic diseases and improve wellness
- Advancing sustainable animal agriculture

Expected Market Growth ($B)[1]



~$48B
6% CAGR2
~$60B - $70B
4% CAGR2
~$75B - $85B
2023
2028
2033

[1] Source: Zoetis internal estimates based on industry data for core animal health market and diagnostics, genetic tests and biodevices.
[2] CAGR calculated off mid-point of ranges.

10 43rd Annual J.P. Morgan Healthcare Conference

zoetis

Zoetis Has Consistently Grown Faster Than the Animal Health Market



4%
7%
6%
7%
5%
8%
7%
8%
4%
8%
5%
8%
2%
8%
6%
8%
10%
15%
3%
8%
6%
7%
7%
12%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024 YTD 4
Industry operational revenue growth1
Zoetis organic operational revenue growth2

8% Revenue CAGR since our IPO in 2013 compared to 5% for the Animal Health Industry[3]

[1] Source: Vetnosis for historical core animal health market, including Zoetis, excludes diagnostics, genetic tests, biodevices and precision animal health. Operational growth (a non-GAAP financial measure) excludes the impact of foreign exchange.

[2] Organic operational growth (a non-GAAP financial measure) excludes the impact of foreign exchange, acquisitions and divestitures, and the operational efficiency initiative in 2016. Reconciliations of non-GAAP financial measures are available in the appendix to this presentation.

[3] Source: Vetnosis' estimated average annual growth rates from 2013 to 2023 in the core animal health market for Zoetis (~8%) as compared to estimates for the overall industry including Zoetis (~5%). Operational growth (a non-GAAP financial measure) excludes the impact of foreign exchange.

[4] Revenue through Q3 2024, as compared to revenue through Q3 2023.

11 43rd Annual J.P. Morgan Healthcare Conference

12 Zoetis Revenue Growth Outpacing U.S. Vet Clinic Revenue and Visits Industry Trends: • Sustained clinic revenue and revenue-per-visit growth despite declining visits post-pandemic • Pet owner demographic driving higher standard of care and preference for convenience • Pet owner willingness to pay for essential therapeutics Outpacing Clinic Revenue and Visit Growth by: • Scientific innovation and commercial excellence • Serving pet owners in alternative channels, boosting compliance through auto-ship • Diverse portfolio of therapeutics addressing unmet needs in high-growth areas 43rd Annual J.P. Morgan Healthcare Conference Regression analysis shows that Zoetis U.S. Companion Animal revenue has a much stronger correlation1 with clinic revenue than with clinic visits 1 R-squared coefficient of determination based on Kynetic clinic data vs. Zoetis U.S. Companion Animal revenue from 2018 to 2023. 91% to Growth in Clinic Revenue 12% to Growth in Clinic Visits

Simparica Trio® Leads the Expanding Parasiticide Segment

Parasiticides, the largest segment in Animal Health, are evolving toward triple combination oral products, where Simparica Trio leads with:

- Market share in adult dogs and puppies implying long tail of full-life treatments
- Significant first mover advantage with 85%+ pet owner satisfaction

Category expansion driven by:

- Continued expansion into triple combinations and innovation in injectables
- Retail expansion driving compliance
- Direct-to-consumer marketing to increase awareness

Expected Parasiticide Market Growth ($B)[1]



~$6.5B
~$9.5B
~$11.5B
8% CAGR
4% CAGR
18% CAGR
8% CAGR
Total Paras Market
Triple Combinations
~$2.0B
~$4.5B
~$6.5B
2023
2028
2033

[1] Source: Zoetis internal estimates based on industry data, anticipated launches in injectables and orals, and continued channel shifting. Dog/Cat Mix to remain: 82%/18%.

13 43rd Annual J.P. Morgan Healthcare Conference

zoetis

Dermatology Poised for Continued Strong, Sustainable Growth

Apoquel® and Cytopoint® lead Canine Dermatology with:

- Over a decade of real-world experience
- High satisfaction and safety among vets and pet owners

Category expansion driven by:

- Addressing a large untreated and under-treated population
- Higher compliance through alternative channels and longer duration products
- Advances in testing leading to higher diagnosis and treatment rates

Expected Dermatology Market Growth ($B)[1]


~$1.5B
~$2.5B
~$3.5B
11% CAGR
7% CAGR
2023
2028
2033

[1] Source: Zoetis internal estimates based on industry data for core animal health market.

14 43rd Annual J.P. Morgan Healthcare Conference

zoetis

15 Qtr 1 Qtr 2 Qtr 3 Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4 Qtr 1 Qtr 2 Qtr 3 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 2023 2024 2024 2024 A Non-Linear Blockbuster Trajectory 43rd Annual J.P. Morgan Healthcare Conference January Launched in U.S. December USDA License Received April Launched in EU June Launched in Canada October Launched in Australia June U.S. allergic dermatitis claim April Launched in Brazil January Launched in Japan November EU allergic dermatitis claim January Australia allergic dermatitis claim April Launched in China February Japan allergic dermatitis claim August U.S. Conditional License Cytopoint Revenue Progression 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 February Canada allergic dermatitis claim U.S. International CAGR based on Q3 2019 MAT through Q3 2024 MAT. CYTOPOINT CASE STUDY 28% CAGR over the last 5 years

OA Pain Market Poised for Continued Strong Growth

Librela is already a blockbuster with significant room for growth, treating just over 10% of the population of dogs treated for OA.

- Drives treated population expansion in moderate cases and extended therapy duration
- Strong safety and efficacy

Category expansion driven by:

- An aging pet population and longer lifespans due to higher medicalization
- Continued innovations from Zoetis, including long-acting products

Expected OA Pain Market Growth ($B)[1]


~$900M
~$1.5 - $2B
~$2B - $3B
14% CAGR[2]
7% CAGR[2]
2023
2028
2033

[1] Source: Zoetis internal estimates based on industry data for Pain Petcare market.
[2] CAGR calculated from mid-point of ranges.

16 43rd Annual J.P. Morgan Healthcare Conference

17 Pipeline Drivers of Future Growth Geographic Expansion Extending the reach of our portfolio by entering new markets and tailoring solutions to regional requirements 43rd Annual J.P. Morgan Healthcare Conference Lifecycle Innovation Enhancing the value of existing products through new formulations, expanded indications, and improved convenience to meet evolving market needs Disruptive Innovation Innovation that often changes the standard of care globally

18 Continued Innovation Launching Across the Portfolio in 2025 43rd Annual J.P. Morgan Healthcare Conference Geographic Expansion Lifecycle Innovation Core Portfolio Launches • Expanding Librela and Solensia • Expanding Simparica Trio and Revolution Plus® • Expanding Apoquel Chewable • Expanding key livestock vaccines • New Simparica, Simparica Trio, and Revolution Plus claims • New Cytopoint allergic dermatitis claim in select markets • New microdose and needle-free claims for swine vaccine portfolio • Launching poultry vector vaccines • Launching Lawsonia swine vaccine

While Advancing Our Multi-Year Disruptive Innovation Roadmap

Expected approvals in the U.S. or a top 10 international market

0 – 12 months

- Long-acting canine OA mAb
- Long-acting feline OA mAb
- HPAI poultry vaccine**

12 – 36 months

- Long-acting canine Cytopoint**
- Renal canine mAb therapy*
- Oncology canine mAb therapies**
- New canine parasiticides
- HPAI cattle vaccine**

36 – 60 months

- Derm expansion to feline and equine
- Aqua DNA vaccines
- Innovative delivery methods across key franchises and core
- New Companion Animal & Livestock antimicrobial formulations and indications
- Poultry parasite vaccines
- Cardiology canine solution
- Long-acting parasiticides

Note: Content reflects projected approvals based on internal estimates

*Conditional FDA approval
**Conditional USDA approval

19 43rd Annual J.P. Morgan Healthcare Conference

zoetis

20 Long-Acting Portfolio Will Expand Market for Key Franchises Key Benefits: • Greater convenience for pet owners who prefer less frequent dosing schedules • Higher drug compliance, leading to better health outcomes and more predictable revenue • Distinctive market positioning with a stronger value proposition Longer-acting products are the most frequently cited unmet need by veterinarians (31%)1, followed by broader coverage and injectables 1 Global market research on antiparasitic products conducted in July 2024 with 1,202 veterinarians.43rd Annual J.P. Morgan Healthcare Conference

21 New Therapeutic Areas Expected to Significantly Expand Sources of Growth 43rd Annual J.P. Morgan Healthcare Conference ~$300M ~$200M $0 $1,000 $2,000 $3,000 $4,000 2023 2033 ~$300M ~14001 $0 $500 $1,000 $1,500 $2,000 2023 2033 Renal Market Oncology Market2 ~$250M 0 250 500 750 1,000 2023 2033 Cardiology Market ~$3 - $4B1 ~$1.2 - 1.7B1 ~$750M - $1B1 ~$500M $1.3 - $1.8B $1.7 - $2.2B 1 Zoetis internal estimates. 2 Oncology addressable market reflects treatable conditions, not all cancer incidence. Note: Graphs not drawn to the same scale (USD $M) (USD $M) (USD $M)

22 Our Continued Commitment to Value Creation Key components of our three to five-year outlook • Broaden existing key franchises • Innovate and build new franchise opportunities • Expand across attractive emerging markets • Accelerate commercial excellence to take share • Prioritize R&D investment in the highest ROIC1 opportunities • Transform the standard of care through innovative products • Increase supply chain capabilities, capacity and agility • Deliver greater value to vets, producers and pet owners • Expand revenue in higher margin product categories • Leverage scale to drive bottom line performance • Optimize and simplify to increase productivity and efficiency • Reinvest in the business to drive growth • Target strategic business development to enhance innovation • Grow dividend above adjusted net income • Continue systematic share buybacks Grow revenue faster than the market Invest in innovation and growth capabilities Increase adjusted net income faster than revenue Return excess capital to shareholders Grow annual revenue mid-to-high single digits2 Drive ROIC1 accretion2 Enable margin improvement2 Maintain balance between investments and return of capital 1 ROIC stands for Return On Invested Capital. 2 Targeted average over the forecast period.43rd Annual J.P. Morgan Healthcare Conference

23 Key Takeaways 43rd Annual J.P. Morgan Healthcare Conference Excellent 2024 performance Capitalizing on trends in a resilient and growing industry Diverse growth drivers Strong pipeline to drive new growth Creating shareholder value Achieved double- digit revenue growth through Q3, benefitting from consistent market expansion across multiple franchises Commercial expertise drives ability to take innovation to market and build sustainable franchises Leveraging a diverse, durable portfolio to sustain a trajectory of above-market growth Disruptive innovation in new therapeutic areas presents significant opportunities to unlock future growth Well-positioned to continue delivering on value proposition through revenue growth, strategic investments, margin expansion and ROIC

Q&A 43rd Annual J.P. Morgan Healthcare Conference24

25 Appendix 43rd Annual J.P. Morgan Healthcare Conference

26 Reconciliation of Reported Growth to Non-GAAP Financial Measures YTD Through Third Quarter (Dollars in millions) 2024 2023 Change Foreign Exchange Operational1 Adjusted Net Income2 $2,061 $1,888 9% (7)% 16% Adjusted Diluted Earnings Per Share2 $4.52 $4.08 11% (7)% 18% 1 Operational growth (a non-GAAP financial measure) excludes the impact of foreign exchange. 2 Adjusted net income and its components (non-GAAP financial measures) are defined as reported GAAP net income and its components, excluding purchase accounting adjustments, acquisition and divestiture-related costs and certain significant items. 43rd Annual J.P. Morgan Healthcare Conference

27 Reconciliation of GAAP to Non-GAAP Financial Measures Reported Revenue Growth to Organic Operational Growth (Dollars in millions) Revenue Change from Prior Year Foreign Exchange Operational Growth1 Acquisitions Operational Efficiency Initiative2 Organic Operational Growth3 2013 $4,561 5% (2)% 7% 2014 $4,785 5% (2)% 7% 2015 $4,765 —% (8)% 8% 2016 $4,888 3% (2)% 5% 2% (5)% 8% 2017 $5,307 9% 1% 8% 2018 $5,825 10% —% 10% 2% 8% 2019 $6,260 7% (3)% 10% 2% 8% 2020 $6,675 7% (2)% 9% 1% 8% 2021 $7,776 16% 1% 15% 2022 $8,080 4% (4)% 8% 2023 $8,544 6% (1)% 7% 2024 YTD4 $6,939 10% (2)% 12% 1 Operational growth (a non-GAAP financial measure) excludes the impact of foreign exchange. 2 Includes product and market rationalizations, as part of the operational efficiency initiative. 3 Organic operational growth (a non-GAAP financial measure) excludes the impact of foreign exchange and acquisitions, and in 2016, called Normalized Organic Operational Growth, also excluded the operational efficiency initiative. 4 Revenue through Q3 2024, as compared to revenue through Q3 2023. 43rd Annual J.P. Morgan Healthcare Conference

THANK YOU 28